UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 27, 2005
IVAX Corporation
(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

4400 Biscayne Boulevard, Miami, Florida	33137

(Address of principal executive offices)	(Zip Code)
(305) 575-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release issued October 27, 2005

Item 8.01 Other Events
     On October 27, 2005, IVAX Corporation (“IVAX”) issued a press release announcing that at a special meeting of the IVAX shareholders on October 27, 2005, its shareholders approved the Agreement and Plan of Merger, dated as of July 25, 2005, among IVAX, TEVA Pharmaceutical Industries Limited, Ivory Acquisition Sub, Inc. and Ivory Acquisition Sub II, Inc. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued October 27, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVAX CORPORATION
By:	/s/ Steven D. Rubin
	Name:	Steven D. Rubin
	Title:	Senior Vice President, General Counsel and Secretary

Date: October 27, 2005